UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2007
North Pointe Holdings Corporation
(Exact name of registrant as specified in its charter)

Michigan	00051530	383615047

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28819 Franklin Road, Southfield, Michigan	48034

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	248-358-1171
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 14, 2007, North Pointe Holdings Corporation announced its financial results for the first quarter ended March 31, 2007. A copy of the press releases is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
Press Releases issued by North Pointe Holdings Corporate dated May 14, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North Pointe Holdings Corporation
May 14, 2007	By:	/s/James G. Petcoff
		Name:	James G. Petcoff
		Title:	Chairman / Chief Executive Officer